Exhibit 99.1
As disclosed in our Quarterly Report on Form 10-Q for the three months ended March 31, 2016, during the second quarter of 2016 we began managing our business across four integrated reportable operating segments. Beginning in the second quarter of 2016, the Company has changed the way it manages and reports segment revenue and operating income, resulting in a change in the Company’s reporting units from eight reporting units, formerly known as Willis International, Willis North America, Willis Capital, Wholesale & Reinsurance, Willis GB, Towers Watson Benefits, Towers Watson Exchange Solutions, Towers Watson Risk and Financial Services, and Towers Watson Talent and Rewards into four reporting units: Human Capital and Benefits, Corporate Risk and Broking, Investment, Risk and Reinsurance, and Exchange Solutions.
For informational purposes only, to assist in understanding these changes, this Exhibit 99.1 presents recast segment information for the three months ended March 31, 2016, each of the quarters of 2015, and for the year ended December 31, 2014. Legacy Towers Watson segment results are included in the segment information on a pro forma basis for periods prior to the Merger of Willis Group Holdings Public Limited Company and Towers Watson & Co. pursuant to that certain Agreement and Plan of Merger, dated June 29, 2015, as amended on November 19, 2015, and completed on January 4, 2016 (‘Merger’). The changes to our segment reporting will be reflected in the financial statements reported in the Quarterly Report on Form 10-Q to be filed on or about August 9, 2016.
The following reflects the impact of the segment reorganization as described above. The unaudited changes have been applied retrospectively for the three months ended March 31, 2016, each quarter for 2015 and for the year ended December 31, 2014.
Legacy Segment Information
Legacy Willis segment operating income previously excluded certain costs from its segment results including (i) costs of the holding company; (ii) costs of Group functions, leadership and projects; (iii) certain litigation provisions; (iv) Willis Towers Watson integration costs; (v) non-servicing costs and income of the defined benefit pension schemes; and (vi) corporate restructuring costs associated with the Operational Improvement Program.
Legacy Towers Watson segment revenue previously excluded amounts that were directly incurred on behalf of Towers Watson’s clients and reimbursed by them (reimbursable expenses), which is included in Revenue for US GAAP reporting. Legacy Towers Watson segment revenue also includes revenue deferred at the time of the Merger, and eliminated due to purchase accounting, which would have otherwise been recognized had the Merger not occurred. Legacy Towers Watson segment operating income excluded certain costs from its segment results, including (i) discretionary compensation and related payroll taxes; (ii) certain share-based compensation; (iii) amortization of intangibles; and (iv) Merger-related costs. To the extent that the actual expense base, upon which allocations are made, differs from the forecast/budget amount, a reconciling item is created between internally allocated expenses and the actual expense that we report for US GAAP purposes.

The following table sets out the segment revenue for Willis Towers Watson for the three months ended March 31, 2016 and as reported segment revenue for Legacy Willis segments and pro forma segment revenue for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014:

As Reported & Pro Forma (i)	2016	2015					2014
Segment revenue	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Willis International	$487	$288	$244	$212	$324	$1,068	$1,044
Willis North America	369	359	316	309	321	1,305	1,323
Willis CWR	332	297	191	184	143	815	766
Willis GB	141	143	171	141	186	641	669
Towers Watson Benefits	486	496	472	448	467	1,883	1,939
Towers Watson Exchange Solutions	152	97	98	118	132	445	329
Towers Watson Risk and Financial Services	144	156	146	138	145	585	637
Towers Watson Talent and Rewards	124	140	146	160	175	621	596
Total segment revenue	2,235	1,976	1,784	1,710	1,893	7,363	7,303

Fair value adjustment to deferred revenue in purchase accounting	(32)	—	—	—	—	—	—
Reimbursable expenses	31	32	26	31	31	120	119
As reported revenue for 2016 and pro forma revenue for 2015 and 2014	$2,234	$2,008	$1,810	$1,741	$1,924	$7,483	$7,422

(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

The following table sets out the segment commissions, fees and consulting revenue for Willis Towers Watson for the three months ended March 31, 2016 and as reported segment commissions, fees and consulting revenue for Legacy Willis segments and pro forma segment commissions, fees and consulting revenue for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014:

As Reported & Pro Forma (i)	2016	2015					2014
Segment commissions, fees and consulting revenue	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Willis International	$481	$287	$243	$211	$322	$1,063	$1,038
Willis North America	368	356	314	308	320	1,298	1,318
Willis CWR	331	296	190	183	142	811	749
Willis GB	139	142	170	139	186	637	662
Towers Watson Benefits	486	496	472	448	467	1,883	1,939
Towers Watson Exchange Solutions	152	97	98	118	132	445	329
Towers Watson Risk and Financial Services	144	156	146	138	145	585	637
Towers Watson Talent and Rewards	124	140	146	160	175	621	596
Total commissions, fees and consulting revenue	2,225	1,970	1,779	1,705	1,889	7,343	7,268

Fair value adjustment to deferred revenue in purchase accounting	(32)	—	—	—	—	—	—
Reimbursable expenses and interest and other	41	38	31	36	35	140	154
As reported revenue for 2016 and pro forma revenue for 2015 and 2014	$2,234	$2,008	$1,810	$1,741	$1,924	$7,483	$7,422

(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

The following table sets out the segment operating income for Willis Towers Watson for the three months ended March 31, 2016 and as reported segment operating income for Legacy Willis segments and pro forma segment operating income for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014:

As Reported & Pro Forma (i)	2016	2015					2014
Segment operating income	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Willis International	$147	$70	$19	$(12)	$88	$165	$195
Willis North America	83	78	32	34	43	187	232
Willis CWR	152	153	36	9	(40)	158	224
Willis GB	20	21	39	24	59	143	148
Towers Watson Benefits	173	191	170	151	168	680	663
Towers Watson Exchange Solutions	45	21	15	22	20	78	60
Towers Watson Risk and Financial Services	34	49	32	34	37	152	170
Towers Watson Talent and Rewards	13	28	26	47	64	165	127
Total segment operating income	667	611	369	309	439	1,728	1,819

Costs of the holding company	—	(2)	(7)	(2)	3	(8)	(13)
Costs related to group functions, leadership and projects	—	(37)	(36)	(40)	(54)	(167)	(171)
Non-servicing elements of defined benefit pension plans	—	22	27	29	32	110	53
Differences in allocation methods	13	(1)	(1)	10	(6)	2	30
Fair value adjustment for deferred revenue	(32)	—	—	—	—	—	—
Amortization	(126)	(15)	(16)	(17)	(23)	(71)	(72)
Restructuring costs	(5)	(11)	(5)	(5)	(12)	(33)	(17)
Merger and integration costs	(44)	—	(7)	(19)	(129)	(155)	—
Provision for litigation	(50)	—	—	—	(70)	(70)	—
Share-based compensation	(15)	(5)	(5)	(2)	(6)	(18)	(17)
Discretionary compensation	(84)	(98)	(73)	(101)	(81)	(353)	(354)
Payroll tax on discretionary compensation	(6)	(6)	(2)	(6)	(9)	(23)	(21)
Other, net	8	1	(8)	—	(11)	(18)	(32)
As reported income from operations for 2016 and pro forma income from operations for 2015 and 2014	$326	$459	$236	$156	$73	$924	$1,205
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(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

Descriptions of our new segments are as follows:
Human Capital and Benefits
The Willis Towers Watson Human Capital & Benefits (‘HCB’) segment provides an array of advice, broking, solutions and software for our clients. Generating 43% of the revenue for Willis Towers Watson in the first quarter of 2016, HCB is the largest segment of the Company. The segment is focused on addressing our clients’ people and risk agendas so that they can deliver excellent - and sustainable - employee experiences. This segment also delivers full outsourcing solutions to employers outside of the United States. From employee benefits to executive compensation, we take a rounded perspective, based on leading-edge thinking, data, analytics and software, unearthing new ways to motivate people, foster well-being and implement solutions that work.
Corporate Risk and Broking
Our Corporate Risk and Broking (‘CRB’) segment provides a broad range of risk advice, insurance broking and consulting services to clients worldwide ranging from small businesses to multinational corporations. CRB generated approximately 29% of the revenue for Willis Towers Watson during the first quarter of 2016. We deliver innovative, integrated global solutions tailored to client needs and underpinned by cutting edge data and analytics. CRB clients rely on us to identify and quantify the risks facing their businesses and to craft strategic solutions to manage, mitigate and transfer risks in light of their risk tolerance and strategic goals. The businesses within CRB have extensive specialized experience handling diverse lines of coverage, including complex insurance programs. A key objective is to assist clients in reducing their overall cost of risk.
Investment, Risk and Reinsurance
The Willis Towers Watson Investment, Risk and Reinsurance (‘IRR’) segment uses a sophisticated approach to risk which helps clients free up capital and manage investment complexity. We work closely with investors, reinsurers and insurers to manage the equation between risk and return. Blending advanced analytics with deep institutional knowledge, we reveal new opportunities to maximize performance. IRR generated approximately 21% of revenue for Willis Towers Watson for the first quarter of 2016. IRR provides investment services and insurance specific services and solutions through reserves opinions, software, ratemaking, usage-based insurance, risk underwriter, and reinsurance broking.
Exchange Solutions
Our Exchange Solutions segment provides primary medical and ancillary benefit exchange and outsourcing services to active employees and retirees across both the group and individual markets.  Exchange Solutions services individual populations via its ‘group to individual’ technology platform, which tightly integrates patented call routing technology, an efficient quoting and enrollment engine, a custom-developed Customer Relationship Management system and comprehensive insurance carrier connectivity. This segment also delivers group benefit exchanges and full outsourcing solutions serving the active employees of employers across the United States. We use Software as a Service (‘SaaS’)-based technology and related services to deliver consumer-driven health care and reimbursement accounts, including health savings accounts, health reimbursement arrangements, flexible spending accounts and other consumer-directed accounts.
Recast Segment Information
Under the new segment structure, for internal reporting and segment reporting, Willis Towers Watson segment revenue includes commissions, fees and consulting revenue, interest and other income. The segment revenue includes revenue deferred at the time of the Merger, and eliminated due to purchase accounting, which would have otherwise been recognized had the Merger not occurred. US GAAP revenue includes amounts that were directly incurred on behalf of our clients and reimbursed by them (reimbursable expenses), which are removed from segment revenue. Willis Towers Watson segment operating income excludes certain costs, including (i) amortization of intangibles; (ii) restructuring costs; (iii) certain integration expenses; (iv) certain litigation provisions; and (v) to the the extent that the actual expense based upon which allocations are made, differs from the forecast/budget amount, a reconciling item will be created between internally allocated expenses and the actual expense that we report for US GAAP purposes.

The following table sets out the recast segment revenue for Willis Towers Watson for the three months ended March 31, 2016, and the combined and recast as reported segment revenue for Legacy Willis segments and pro forma segment revenue for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014, as described in Item 7.01 to this Form 8-K.

Recast & Pro Forma (i)	2016	2015					2014
Segment revenue	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Human Capital and Benefits	$955	$892	$755	$741	$779	$3,167	$3,195
Corporate Risk and Broking	645	527	585	523	683	2,318	2,381
Investment Risk and Reinsurance	479	458	339	326	288	1,411	1,403
Exchange Solutions	163	107	106	129	145	487	325
Total recast segment revenue	2,242	1,984	1,785	1,719	1,895	7,383	7,304

Adjustments for conformity (ii)	(7)	(8)	(1)	(9)	(2)	(20)	(1)
Fair value adjustment to deferred revenue in purchase accounting	(32)	—	—	—	—	—	—
Reimbursable expenses	31	32	26	31	31	120	119
As reported revenue for 2016 and pro forma revenue for 2015 and 2014	$2,234	$2,008	$1,810	$1,741	$1,924	$7,483	$7,422
________________________

(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

(ii)	Includes adjustments to conform the accounting policies of the legacy organizations.
The following table sets out the recast segment commissions, fees and consulting revenue for Willis Towers Watson for the three months ended March 31, 2016, and the combined and recast as reported segment commissions, fees and consulting revenue for Legacy Willis segments and pro forma segment commissions, fees and consulting revenue for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014.

Recast & Pro Forma (i)	2016	2015					2014
Segment commissions, fees and consulting revenue	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Human Capital and Benefits	$952	$886	$750	$736	$779	$3,151	$3,180
Corporate Risk and Broking	638	522	581	519	679	2,301	2,365
Investment Risk and Reinsurance	475	455	337	320	287	1,399	1,377
Exchange Solutions	163	107	105	128	144	484	324
Total recast segment commissions, fees and consulting revenue	2,228	1,970	1,773	1,703	1,889	7,335	7,246

Adjustments for conformity (ii)	(7)	(8)	(1)	(9)	(2)	(20)	(1)
Fair value adjustment to deferred revenue in purchase accounting	(32)	—	—	—	—	—	—
Interest & other income	14	14	12	16	6	48	58
Reimbursable expenses	31	32	26	31	31	120	119
As reported revenue for 2016 and pro forma revenue for 2015 and 2014	$2,234	$2,008	$1,810	$1,741	$1,924	$7,483	$7,422
________________________

(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

The following table sets out the recast segment operating income for Willis Towers Watson for the three months ended March 31, 2016, and the combined and recast as reported segment operating income for Legacy Willis segments and pro forma segment operating income for the Legacy Towers Watson segments for each quarter of 2015 and for the year ended December 31, 2014.

Recast & Pro Forma (i)	2016	2015					2014
Segment operating income	Q1	Q1	Q2	Q3	Q4	FY	FY
	(in millions)
Human Capital and Benefits	$297	$273	$148	$123	$164	$708	$643
Corporate Risk and Broking	120	64	129	76	223	492	500
Investment Risk and Reinsurance	176	189	56	34	(10)	269	316
Exchange Solutions	39	14	9	15	14	52	40
Total recast segment operating income	632	540	342	248	391	1,521	1,499

Differences in allocation methods and other (ii)	8	(18)	(17)	(3)	(25)	(63)	(101)
Fair value adjustment for deferred revenue	(32)	—	—	—	—	—	—
Amortization	(161)	(29)	(32)	(41)	(46)	(148)	(126)
Restructuring costs	(25)	(31)	(38)	(24)	(33)	(126)	(36)
Merger and integration costs	(52)	(3)	(10)	(23)	(132)	(168)	—
Provision for litigation	(50)	—	—	—	(70)	(70)	—
Other, net	6	—	(9)	(1)	(12)	(22)	(31)
As reported operating income for 2016 and pro forma revenue for 2015 and 2014	$326	$459	$236	$156	$73	$924	$1,205
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(i)	Pro forma means Legacy Towers Watson historical reporting plus Legacy Willis historical reporting. These figures are not in conformity with US GAAP.

(ii)	Other includes costs related to the holding company, group functions, leadership projects and non-servicing elements of the defined benefit pension plan for Legacy Willis operations.